SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report: March 3, 2004

                        --------------------------------

                              HYCOR BIOMEDICAL INC.

             (Exact name of registrant as specified in its charter)

                                     0-11647
                            (Commission File Number)


         Delaware                                              58-1437178
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)



                                7272 Chapman Ave
                         Garden Grove, California 92841
             (Address of principal executive offices, with zip code)

                                 (714) 933-3000
              (Registrant's telephone number, including area code)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          99.1 Press Release dated October 29, 2003

Item 9.  REGULATION FD DISCLOSURE

         On October 29, 2003, Hycor Biomedical Inc issued a press release reporting its financial results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with SEC Release No. 33-8126. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Hycor Biomedical Inc.

Date:    March 3, 2004              By:   /s/ Reg Jones
                                    --------------------------------------------
                                    Reg Jones
                                    Executive Vice President and Chief Financial
                                    Officer (Principal Financial Officer)

                                INDEX TO EXHIBITS


Exhibit Number                                           Description
--------------                                           -----------
    99.1                                    Press Release dated October 29, 2003